Income Taxes	6 Months Ended
Jun. 30, 2024
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
Components of income (loss) before income taxes:

(in millions)	2023	2022	2021
Domestic	$(1)	$24	$(42)
Foreign	347	359	316
Total income before income taxes	$346	$383	$274
Components of the provision (benefit) for income taxes:

(in millions)	2023	2022	2021
Current tax provision
U.S. Federal	$1	$10	$45
U.S. State	1	(1)	13
Foreign	54	55	50
Deferred tax provision
U.S. Federal	9	7	(59)
U.S. State	3	(4)	(13)
Foreign	2	7	—
Total income tax provision	$70	$74	$36
Reconciliation of the U.S. federal statutory rate to UL Solutions effective tax rate:

	2023	2022	2021
U.S. Federal Statutory Rate	21.0%	21.0%	21.0%
Effect of:
Foreign income taxed at different rates	(5.1%)	(2.3%)	(4.2%)
U.S. tax on foreign activities	2.0%	1.3%	0.8%
State and local income taxes, net of federal benefit	0.9%	(1.3%)	(0.8%)
Goodwill impairment	1.8%	—%	—%
Foreign derived intangible income benefit	—%	—%	(3.9%)
Other reconciling items, net	(0.4%)	0.6%	0.2%
Effective tax rate	20.2%	19.3%	13.1%
Other reconciling items consist of non-deductible expenses such as meals and entertainment, transaction costs related to merger and acquisition activities, tax on unrepatriated earnings, change in prior period estimates, and general business credits such as research and development tax credits.
Results for 2021 included $11 million of non-recurring income tax benefit due to the foreign derived intangible income (“FDII”) deduction in the U.S.
The Company has not recognized deferred tax liabilities in the U.S. with respect to its outside basis differences in most foreign affiliates. As of December 31, 2023 and 2022, approximately $289 million and $243 million, respectively, of the Company’s accumulated undistributed earnings from these foreign subsidiaries are intended to be indefinitely reinvested. It is not practicable to determine the amount of unrecognized deferred tax liabilities on these earnings. The Company is not indefinitely reinvested with regard to select other foreign affiliates and has recorded a deferred tax liability for foreign withholding taxes on the unrepatriated earnings of those entities, where applicable.
Components of the deferred income tax assets and liabilities:

(in millions)	2023	2022
Deferred tax assets
Accrued pension and postretirement liabilities	$47	$52
Accrued employee benefits	42	50
Other accrued expenses	9	6
Net operating loss carryforward	46	46
Advance payments	25	38
Operating lease liabilities	38	38
Capitalized research and development	10	15
Foreign tax credit	8	—
Other	5	4
Subtotal (before valuation allowances)	230	249
Valuation allowances	(56)	(47)
Total deferred tax assets	174	202
Deferred tax liabilities
Basis difference for intangible assets	(32)	(33)
Basis difference for fixed assets	(6)	(14)
Operating lease right-of-use assets	(36)	(37)
Tax on unrepatriated earnings	(5)	(4)
Other	(9)	(8)
Total deferred tax liabilities	(88)	(96)
Net deferred income tax assets	$86	$106
As of December 31, 2023, the Company has approximately $46 million of deferred tax assets related to net operating loss (“NOL”) carryforwards primarily attributable to foreign affiliates. If not used, $12 million of deferred tax assets will be written off to reflect the reduction of the NOL carryforwards that will expire between 2024 and 2043, while the remaining carryforward is indefinite. The use of certain NOL carryforwards is limited due to rules regarding acquired tax attributes, loss sharing between group members, and business continuity. The valuation allowances are reserves against certain NOLs and other deferred tax assets for which the realization is unlikely.
Movements in valuation allowance:

Deferred Tax Valuation Allowance	Balance at Beginning of Year	Charged to Costs and Expenses	Deductions	Balance at End of Year
(in millions)
Year Ended December 31, 2023	$47	$14	$(5)	$56
Year Ended December 31, 2022	$42	$10	$(5)	$47
Year Ended December 31, 2021	$43	$3	$(4)	$42
Uncertain Tax Positions
Movements in reserve for uncertain tax positions:

(in millions)	2023	2022	2021
Balance at January 1,	$26	$25	$23
Increases related to prior period tax positions	3	5	1
Decreases related to prior period tax positions	—	(3)	—
Increases related to current period tax positions	2	1	1
Lapse of statute of limitation	(1)	—	—
Settlement with taxing authorities	—	(2)	—
Balance at December 31,	$30	$26	$25
The total unrecognized tax benefits that, if recognized, would affect the Company’s effective tax rate were $30 million, $26 million and $25 million as of December 31, 2023, 2022 and 2021, respectively. The Company had accrued for interest and penalties of $12 million, $10 million and $8 million, as of December 31, 2023, 2022 and 2021, respectively, which are included within other liabilities in the Company’s Consolidated Balance Sheets.
The Company is under audit in multiple state and foreign tax jurisdictions. It is reasonably possible that the amount of unrecognized tax benefits will change during the next 12 months. This could be due to completion of the aforementioned foreign and state income tax audits, the expiration of statutes of limitations and/or new information that causes the Company to reassess the total amount of unrecognized tax benefits recorded. The timing of the resolution of income tax examinations is uncertain as are the amounts and timing of tax payments that are part of any audit settlement process. These events could cause fluctuations in the balance sheet classification of our tax assets and liabilities. The Company believes that within the next 12 months, it is reasonably possible that either certain audits will conclude or statutes of limitations on certain income tax periods will expire, or both. Although the timing of resolution, settlement and closing of audits is not certain, it is reasonably possible that the underlying unrecognized tax benefits may decrease by as much as $20 million in the next 12 months.
In the United States, the Company has open years ranging from 2017 to 2022 and significant foreign jurisdictions still open for audit between 2009 and 2023. The Company believes sufficient provision has been made for potential adjustments for all years that are not closed by the statute in all major tax jurisdictions and that any such adjustments would not have a material adverse effect on the Company’s financial position, liquidity, or results of operations.
Income Taxes
The effective tax rate for the six months ended June 30, 2024 was 19.8%, which differed from the U.S. statutory rate of 21% primarily due to earnings subject to lower tax rates in foreign jurisdictions and a discrete tax benefit for the release of valuation allowances. This was offset by a discrete tax expense for the reduction to previously established deferred tax assets of approximately $5 million due to the Company becoming subject to Section 162(m) of the Internal Revenue Code in the U.S., which limits compensation expenses of certain executive officers that were previously deductible as a private company, as well as Section 162(m) limitations on current year deductions and U.S. tax on Global Intangible Low Taxed Income (“GILTI”) net of related foreign tax credits.
The effective tax rate for the six months ended June 30, 2023 was 18.2%, which differed from the U.S. statutory tax rate of 21% primarily due to earnings subject to lower tax rates in foreign jurisdictions, partially offset by U.S. tax on GILTI net of related foreign tax credits.